Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO RULE 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Ajay Kochhar, the Principal Executive Officer of Li-Cycle Holdings Corp. (the “Company”), certify that, to the best of my knowledge:
(1)    The Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 8, 2024

By:	/s/ Ajay Kochhar
Name: Ajay Kochhar
Title: Chief Executive Officer (principal executive officer)